UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2018

Aemetis, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-51354	26-1407544
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20400 Stevens Creek Blvd., Suite 700
Cupertino, CA 95014
 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:
(408) 213-0940

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As reported in Item 2.03 of this Form 8-K, Goodland Advanced Fuels, Inc. (the “Borrower”) entered into Amendment No. 1, dated June 28, 2018 (“Amendment No. 1”), to the Note Purchase Agreement, dated July 10, 2017 (the “Original Note Purchase Agreement”, and, as amended by Amendment No. 1, the “NPA”) by and among Borrower, Third Eye Capital Corporation (“TECC”) and the noteholders party thereto. In connection with Amendment No. 1, Aemetis, Inc. (the “Registrant”) and its wholly owned subsidiary Aemetis Advanced Product Keyes, Inc. (“AAPK” and together with the Registrant, the “Guarantors”) also entered into an amended and restated limited guaranty guaranteeing certain obligations of the Borrower pursuant to the NPA.

Additionally, in connection with, and as a condition to effectiveness of, Amendment No. 1, the Registrant entered into the Stock Appreciation Rights Agreement, dated August 23, 2018 (the “SAR Agreement”), by and between the Registrant and TECC, pursuant to which Registrant agreed to provide 1,050,000 stock appreciation rights (“SARs”) to the noteholders under the NPA. Each SAR will be exercised on August 23, 2019 unless called by the Registrant or put by TECC. Unless called or put, the SARs represent the right of the noteholders to receive an amount equal to the volume weighted average closing price of the Registrant’s common stock on the thirty trading days immediately preceding exercise of the SAR (the “Fair Market Value”).

Pursuant to the SAR Agreement, at any time during the first eleven months following the Grant Date, the Registrant has the right to call the SARs by paying $2.00 for each SAR or by issuing to the noteholders a number of shares of stock equal to $2,100,000 divided by the Fair Market Value. During the eleventh month following the date of the SAR Agreement, TECC has the right to put the SARs to the Registrant for $1.00 per SAR.

The foregoing descriptions of the Original Note Purchase Agreement, Amendment No. 1 and the SAR Agreement are qualified in their entirety by reference to the Original Note Purchase Agreement, the Amendment No. 1 and the SAR Agreement attached hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, which are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation.

On June 28, 2018, the Borrower, TECC and the Noteholders entered into, and the Guarantors acknowledged and agreed to, Amendment No. 1, the effectiveness of which was subject to the entry into the SAR Agreement described above. Pursuant to Amendment No. 1, the Original Note Purchase Agreement was amended to provide for an additional term loan extended by TECC and the Noteholders in the amount of $1,575,000 (the “Additional Term Loan”) to the Borrower at an interest rate per annum of ten percent. As consideration for the extension of the Additional Term Loan by TECC and the Noteholders, Borrower agreed to pay Agent an amendment fee in the amount of $75,000. The Guarantors also agreed to amend and restate the Limited Guaranty (the “A&R Limited Guaranty”) of certain obligations of the Borrower to cover the Additional Term Loan.

The foregoing descriptions of the Original Note Purchase Agreement, Amendment No. 1, the SAR Agreement and the A&R Limited Guaranty are qualified in their entirety by reference to the Original Note Purchase Agreement, Amendment No. 1, and the A&R Limited Guaranty attached hereto as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, which are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

Exhibit 10.1
Note Purchase Agreement, by and among Goodland Advanced Fuels, Inc., Third Eye Capital Corporation and the noteholders made a party thereto from time to time, dated July 10, 2017. (Filed as an exhibit to Form 8-K on July 14, 2017 and incorporated by reference herein.)

Exhibit 10.2	Amendment No. 1 to Note Purchase Agreement by and among Goodland Advanced Fuels, Inc., Third Eye Capital Corporation and the noteholders made a party thereto from time to time, dated June 28, 2018.

Exhibit 10.3	Stock Appreciation Rights Agreement, by and between Aemetis, Inc. and Third Eye Capital Corporation, dated August 23, 2018.

Exhibit 10.4	Amended and Restated Limited Guaranty, by and among Aemetis, Inc., Aemetis Advanced Products Keyes, Inc. and Third Eye Capital Corporation, dated June 28, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEMETIS, INC.

	By:	/s/ Eric A. McAfee
	Name:	Eric A. McAfee
	Title:	Chief Executive Officer
August 29, 2018		(Principal Executive Officer)